UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 16, 2008
Rockville Financial, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Rockville Financial, Inc. (the “Company”) announced on January 22, 2008, that its Board of Directors authorized and approved a plan to purchase in the market up to 978,400 shares, or approximately 5% of total common stock issued and outstanding. The repurchase plan will become effective and the Company may begin the repurchase of its shares with the announcement of its 2007 earnings. The press release announcing the repurchase plan is included as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Exhibits

Number	Description
99.1	Press Release dated January 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ Gregory A. White
Gregory A. White
Senior Vice President/ Chief Financial Officer